SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: April 18, 2000 Date of earliest event reported: April 18, 2000

PFIZER INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3619 (Commission File Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York (Address of principal executive offices)		10017 (Zip Code)

Registrant's telephone number, including area code: (212) 573-2323

Item 5. Other Events

Attached and incorporated herein by reference an Exhibit 99.1 is a copy of a press release of Pfizer Inc. dated April 18, 2000 announcing the senior leadership team.

Item 7(c). Exhibits

99.1	Press Release of Pfizer Inc. dated April 18, 2000 announcing the senior leadership team.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

Dated: April 18, 2000	By: /s/ MARGARET M. FORAN Name: Margaret M. Foran Title: Vice President - Corporate Governance

Index to Exhibits

99.1	Press Release of Pfizer Inc. dated April 18, 2000 announcing the senior leadership team.